SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported): February 8, 2006


                            FNB FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Pennsylvania                    33-66014                         23-2466821
---------------                ------------                 -------------------
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)

101 Lincoln Way West, McConnellsburg, Pennsylvania          17233
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

                                 (717) 485-3123
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            FNB FINANCIAL CORPORATION
                           CURRENT REPORT ON FORM 8-K

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      FNB Financial Corporation ("FNB") sold its 16.7% membership interest in Community Bankers Insurance Company, LLC ("CBIA") to Associated Insurance Financial Services, LLC, an unaffiliated party, for the sum of $350,000 on February 2, 2006.

      FNB filed a Form FR Y-10 with the Federal Reserve Bank of Philadelphia (the "Reserve Bank") on February 8, 2006, providing notice that FNB had transferred its ownership interest in CBIA.

ITEM 8.01. OTHER EVENTS

      FNB submitted notice to the Reserve Bank that the Board of Directors of FNB agreed that it was in the best interests of FNB to de-elect from its financial holding company status granted pursuant to the Gramm-Leach-Bliley Act of 1999 (the "De-election") on February 6, 2006.

      The Reserve Bank acknowledged and approved the De-election on February 8, 2006. Accordingly, FNB will operate as a bank holding company.

      FNB received correspondence from the Reserve Bank dated February 9, 2006, providing notice that since FNB is no longer a financial holding company, the agreement entered into between FNB and the Reserve Bank in accordance with section 4(m) of the Bank Holding Company Act and section 225.83 of Regulation Y on March 24, 2005 is no longer in force.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits - none

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                              FNB FINANCIAL CORPORATION


Date: February 13, 2006       By: /s/ John C. Duffey
                                  --------------------------------------------
                                  By: John C. Duffey
                                  Title: President and Chief Executive Officer